Exhibit 10.3
Execution Version
EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 13, 2026 (this “Amendment”), is by and among WESCO DISTRIBUTION, INC., a Delaware corporation (the “Borrower Representative”), the Consenting Lenders (as defined below) and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, the Borrower Representative, the other U.S. Borrowers from time to time party thereto, WESCO DISTRIBUTION CANADA LP, an Ontario limited partnership (“WDC”), the other Canadian Borrowers from time to time party thereto (collectively with the Borrower Representative, the other U.S. Borrowers and WDC, the “Borrowers”), WESCO INTERNATIONAL, INC., a Delaware corporation, certain other Loan Parties from time to time party thereto, the financial institutions from time to time party thereto, as lenders (the “Lenders”), and BARCLAYS BANK PLC, as Administrative Agent, Swingline Lender and as an Issuing Bank, are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 22, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower Representative has requested that the Credit Agreement be amended as provided for herein; and
WHEREAS, pursuant to Section 9.02 of the Credit Agreement, the Borrower Representative and the Lenders party hereto (constituting Required Lenders (determined immediately prior to giving effect to this Amendment), each such Lender, a “Consenting Lender”) agree to amend the Credit Agreement as set forth herein (as so amended, the “Amended Credit Agreement”).
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.
SECTION ONE — DEFINED TERMS. Capitalized terms used herein (including in the foregoing recitals hereto) but not otherwise defined herein shall have the meanings assigned thereto in the Amended Credit Agreement. The provisions of Section 1.01 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION TWO — AMENDMENT. The Credit Agreement is, effective as of the Eighth Amendment Effective Date (as defined below), hereby amended to amend and restate Section 6.01(j) of the Credit Agreement in its entirety as follows:
“(j) Indebtedness of any Loan Party or any Restricted Subsidiary in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business and so long as the aggregate amount of all Indebtedness pursuant to this clause (j) does not exceed the greater of $750,000,000 and 40% of EBITDA at any one time outstanding;”
SECTION THREE — CONDITIONS. This Amendment and the agreements of the Consenting Lenders herein shall become effective on the date (the “Eighth Amendment Effective Date”) when each of the following conditions shall have been satisfied:
(a)Amendment. Each of the Borrower Representative and the Consenting Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent (or its counsel).
(b)Fees and Expenses. The Administrative Agent shall have received, for its own account, payment for all reasonable expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), at least two (2) Business Days prior to the Eighth Amendment Effective Date.
(c)Representations and Warranties. The representations and warranties set forth in Section Four hereof shall be true and correct.
SECTION FOUR — REPRESENTATIONS AND WARRANTIES; NO DEFAULTS.
In order to induce the Consenting Lenders to enter into this Amendment, the Borrower Representative, on behalf of itself and each of the other Borrowers, represents and warrants, on the Eighth Amendment Effective Date, to each of the Lenders and the Administrative Agent that:
(a)this Amendment and the Amended Credit Agreement each constitute a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and the implied covenants of good faith and fair dealing;
(b)all of the representations and warranties contained in Article III of the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects on the Eighth Amendment Effective Date as if made on and as of such date (unless such representation or warranty relates to a specific date, in which case such representation or warranty were true and correct in all material respects as of such specific date; provided, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates); and
(c)no Default or Event of Default exists as of the Eighth Amendment Effective Date immediately prior to and after giving effect to this Amendment.
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SECTION FIVE — SECURITY. The Borrower Representative acknowledges that notwithstanding the effectiveness of this Amendment, (i) all other Loan Documents shall continue to be in full force and effect, (ii) the security interests granted by the Loan Parties pursuant to the Loan Documents are not impaired or affected and (iii) all guarantees made by the Loan Parties pursuant to the Loan Documents and all Liens granted by the Loan Parties as security for the Secured Obligations continue in full force and effect; and, further, confirms and ratifies its obligations under each of the Loan Documents to which it is a party, as amended hereby.
SECTION SIX — [RESERVED].
SECTION SEVEN — SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION EIGHT — CONTINUING EFFECT; NO OTHER WAIVERS OR AMENDMENTS. Except as expressly set forth herein, this Amendment shall not (i) constitute a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Amended Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or (ii) by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Loan Parties under the Amended Credit Agreement, the Collateral Documents or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement, the Collateral Documents or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement, any Collateral Document or any other Loan Document in similar or different circumstances. After the Eighth Amendment Effective Date, any reference in any Loan Document to the “Credit Agreement” shall mean the Amended Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents.
SECTION NINE — COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of
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records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION TEN — GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 9.09 and 9.10 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
[Remainder of Page Intentionally Left Blank]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWER REPRESENTATIVE:

WESCO DISTRIBUTION, INC.,
a Delaware corporation

By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Senior Vice President and Treasurer

[Signature Page to Eighth Amendment]

ADMINISTRATIVE AGENT
BARCLAYS BANK PLC, as the Administrative Agent
By:    /s/ Joseph Jordan
Name:    Joseph Jordan
Title:    Managing Director

[Signature Page to Eighth Amendment]

LENDER:
BARCLAYS BANK PLC,
as a Consenting Lender and as an Issuing Bank

By:    /s/ Joseph Jordan
Name:    Joseph Jordan
Title:    Managing Director
[Signature Page to Eighth Amendment]

LENDER:
MORGAN STANLEY BANK, N.A.,
as a Consenting Lender

By:    /s/ Margaret Stock
Name:    Margaret Stock
Title:    Authorized Signatory
[Signature Page to Eighth Amendment]

LENDER:
Citibank, N.A.,
as a Consenting Lender and as an Issuing Bank

By:    /s/ Nicole Quintana
Name:    Nicole Quintana
Title:    Vice President
[Signature Page to Eighth Amendment]

LENDER:
U.S. BANK NATIONAL ASSOCIATION,
as a Consenting Lender and as an Issuing Bank

By:    /s/ William Patton
Name:    William Patton
Title:    Senior Vice President
[Signature Page to Eighth Amendment]

LENDER:
BANK OF AMERICA, N.A.,
as a Consenting Lender and as an Issuing Bank

By:    /s/ Patrick Cornell
Name:    Patrick Cornell
Title:    SVP
[Signature Page to Eighth Amendment]

LENDER:
WELLS FARGO BANK, N.A.,
as a Consenting Lender and as an Issuing Bank

By:    /s/ Carolyn Weinschenk
Name:    Carolyn Weinschenk
Title:    Vice President
[Signature Page to Eighth Amendment]

LENDER:
TD Bank, N.A.,
as a Consenting Lender and as an Issuing Bank

By:    /s/ Antonio Barbieri
Name:    Antonio Barbieri
Title:    Vice President
[Signature Page to Eighth Amendment]

LENDER:
PNC BANK, NATIONAL ASSOCIATION,
as a Consenting Lender and as an Issuing Bank

By:    /s/ David B. Keith
Name:    David B. Keith
Title:    Senior Vice President
[Signature Page to Eighth Amendment]

LENDER:
HSBC Bank USA, National Association,
as a Consenting Lender and as an Issuing Bank

By:    /s/ Jennifer JORDAN
Name:    Jennifer JORDAN
Title:    Associate
[Signature Page to Eighth Amendment]

LENDER:
Goldman Sachs Bank USA,
as a Consenting Lender and as an Issuing Bank

By:    /s/ Roopa Chandra
Name:    Roopa Chandra
Title:    Authorized Signatory
[Signature Page to Eighth Amendment]

LENDER:
FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Consenting Lender and as an Issuing Bank

By:    /s/ Susan Rich
Name:    Susan Rich
Title:    Director
[Signature Page to Eighth Amendment]

LENDER:
CITIZENS BANK, NATIONAL ASSOCIATION,
as a Consenting Lender and as an Issuing Bank

By:    /s/ James Horn
Name:    James Horn
Title:    Vice President
[Signature Page to Eighth Amendment]

LENDER:
Canadian Imperial Bank of Commerce, New York Branch,
as a Consenting Lender and as an Issuing Bank

By:    /s/ Kelly Petit de Mange
Name:    Kelly Petit de Mange
Title:    Managing Director
[Signature Page to Eighth Amendment]

LENDER:
THE BANK OF NOVA SCOTIA,
as a Consenting Lender and as an Issuing Bank

By:    /s/ Adam Osman
Name:    Adam Osman
Title:    Director

[Signature Page to Eighth Amendment]